Execution Version

Exhibit 10.4

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This First Amendment to Note Purchase Agreement (this “Amendment”), dated as of April 16, 2024, is among Allurion Technologies, Inc., a Delaware corporation (formerly known as Allurion Technologies Holdings, Inc.) (together with its successors and permitted assigns, the “Company”), the purchasers party to the Existing Note Purchase Agreement (as defined below) (each, a “Purchaser” and, collectively, the “Purchasers”), RTW Investments, LP, as agent for the Purchasers (in such capacity, together with its successors and permitted assigns, the “Principal Purchaser”), and Acquiom Agency Services LLC, as collateral agent for the Purchasers and the Principal Purchaser (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”). Each of the Company, the Purchasers, the Principal Purchaser and the Collateral Agent is referred to in this Amendment as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Existing Note Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Purchasers, the Principal Purchaser and the Collateral Agent entered into a Note Purchase Agreement dated as of April 14, 2024 (the “Existing Note Purchase Agreement”, the Existing Note Purchase Agreement as amended hereby, the “Note Purchase Agreement”), pursuant to which the Purchasers agreed to purchase the Notes from the Company, upon and subject to the terms and conditions set forth in the Existing Note Purchase Agreement (including the satisfaction of the closing conditions set forth in Section 9 of the Existing Note Purchase Agreement); and

WHEREAS, the Parties desire to amend the Existing Note Purchase Agreement in accordance with the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereby agree to be legally bound as follows:

AMENDMENT
Section 21.
Amendment. Subject to the occurrence of the Amendment Effective Date (as defined below), the Existing Note Purchase Agreement is hereby amended as set forth below:
21.1.
Section 4.11 of the Note Purchase Agreement is hereby amended to delete the number “9,579,130” in the first sentence thereof and replace it with the number “479,196”.
Section 22.
Conditions to Effectiveness. Section 1 hereof shall become effective on the date (such date, the “Amendment Effective Date”) on which the Principal Purchaser and the Collateral Agent shall have received at least one executed counterpart of this Amendment from each Party hereto. The Principal Purchaser shall give notice to the Company and each Purchaser of the effectiveness of this Amendment.
Section 23.
Effect of Amendment. Except as specifically amended by this Amendment, the provisions of the Existing Note Purchase Agreement shall remain unchanged and in full force and effect. All references to the Existing Note Purchase Agreement in any Note Document shall be deemed to include this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent, the Principal Purchaser or any Purchaser, nor constitute a waiver or a novation of any provision or any of the obligations of the Company under the Note Purchase Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
Section 24.
Governing Law; Waiver of Jury Trial. Section 13.2 of the Note Purchase Agreement are hereby incorporated by reference into this Amendment mutatis mutandis and shall apply hereto.
Section 25.
Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any counterpart may be executed by facsimile or other electronic transmission, and such facsimile or other electronic transmission shall be deemed an original.
Section 26.
No Modification. This Amendment may not be amended, modified or otherwise changed without the mutual agreement in writing of the Parties hereto.

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2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

ALLURION TECHNOLOGIES, INC., as the Company

By: /s/ Shantanu Gaur

Name: Shantanu Gaur

Title: Chief Executive Officer

[Signature Page to First Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

ACQUIOM AGENCY SERVICES LLC, as the Collateral Agent

By: _/s/ Shon McCraw-Davis___________

Name: Shon McCraw-Davis

Title: Director

[Signature Page to First Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

RTW INVESTMENTS, LP, as the Principal Purchaser

By: __/s/ Roderick Wong________________

Name: Roderick Wong, M.D.

Title: Managing Partner

[Signature Page to First Amendment to Note Purchase Agreement]

RTW MASTER FUND, LTD., as a Purchaser

By: ___/s/ Darshan Patel_________________
Name: Darshan Patel
Title: Director

[Signature Page to First Amendment to Note Purchase Agreement]

RTW INNOVATION MASTER FUND, LTD., as a Purchaser

By: _/s/ Darshan Patel_________________
Name: Darshan Patel
Title: Director

[Signature Page to First Amendment to Note Purchase Agreement]

RTW BIOTECH OPPORTUNITIES OPERATING LTD., as a Purchaser

By: RTW Investments, LP, its Investment Manager

By: ___/s/ Roderick Wong________________
Name: Roderick Wong, M.D.
Title: Managing Partner

[Signature Page to First Amendment to Note Purchase Agreement]